GARTMORE MUTUAL FUNDS

                            Gartmore Convertible Fund

                    Prospectus Supplement dated March 8, 2004
        to Prospectus dated December 15, 2003 (revised January 26, 2004)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Beginning on April 1, 2004, Class C shares of the GARTMORE CONVERTIBLE FUND will no longer impose a front-end sales charge (load) of 1.00% (as a percentage of offering price).

1. The following information regarding Class C shares is added to the "Shareholder Fees" section of the fee table for the Fund in the Fund Summary on page 5 of the Prospectus.

This table describes the shareholder fees that you may pay when buying and holding Class C shares of the Fund if you purchase Class C shares on or after April 1, 2004.


SHAREHOLDER FEES1
(PAID DIRECTLY FROM YOUR INVESTMENT)  CLASS C
---------------------------------------------
Maximum Sales Charge
(Load) imposed upon
purchases (as a percentage
of offering price)                    None
---------------------------------------------
Maximum Deferred Sales
Charge (Load) imposed
on redemptions
(as a percentage of original
purchase price or sale
proceeds, as applicable)               1.00%2
---------------------------------------------


1     If  you  buy  and  sell  shares  through  a  broker  or  other  financial intermediary,  they  may  also  charge  you  a  separate  transaction  fee.

2     A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. See "Buying, Selling and Exchanging Fund Shares-Selling Shares-Contingent deferred sales charge (CDSC) on Class A, Class B and Class C shares" in the Prospectus.

2. The following information is added to the "EXAMPLE" for Class C shares of the Fund in the Fund Summary on page 6 of the Prospectus.

EXAMPLE  (for  Class  C  Shares  Purchased  On  or  After  April  1,  2004)

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of the Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, and expense limitations, if any, for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS C SHARES             1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Gartmore Convertible Fund  $   396  $  1,152  $  2,022  $   4,263

You would pay the following expenses on the same investment if you did not sell your shares:

CLASS C SHARES             1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Gartmore Convertible Fund  $   296  $  1,152  $  2,022  $   4,263



3. The following new information with respect to Class C shares is included in the "BUYING, SELLING AND EXCHANGING FUND SHARES" section of the Prospectus for shares purchased on or after April 1, 2004:

WHEN  CHOOSING  A  SHARE  CLASS,  CONSIDER  THE  FOLLOWING:

CLASS  C  SHARES

Beginning on April 1, 2004, sales of Class C shares will no longer be charged a sales charge (load).



INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE